File No. 33-5648
                                                               File No. 811-4520

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                  Pre-Effective Amendment No. _____
                  Post-Effective Amendment No.  21

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X

                  Amendment No. 21


UNITED HIGH INCOME FUND II, INC.
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                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas              66202-4200
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               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

                  _____ immediately upon filing pursuant to paragraph (b)
                  _____ on (date) pursuant to paragraph (b)
                  _____ 60 days after filing pursuant to paragraph (a)(1)
                  __X__ on January 31, 1999 pursuant to paragraph (a)(1)
                  _____ 75 days after filing pursuant to paragraph (a)(2)
                  _____ on (date) pursuant to paragraph (a)(2) of Rule 485
                  _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

==============================================================================

                    DECLARATION REQUIRED BY RULE 24f-2(a)(1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended September 30, 1998 will be filed on or about December 28, 1998.

                                January 31, 1999


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                           UNITED HIGH INCOME FUND II, INC.
                           Class A Shares
                           ----------------------------------------------------

                           This Fund seeks as its primary goal a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals.






















LOGO OF                     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
WADDELL & REED              APPROVED OR DISAPPROVED THE FUND'S SHARES, OR
Financial Services          DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
                            COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE
                            OTHERWISE.


               P  R  O  S  P  E  C  T  U  S

         T  A  B  L  E   O  F   C  O  N  T  E  N  T  S

        AN OVERVIEW OF THE FUND                         3
        -------------------------------------------------
        PERFORMANCE                                     4
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        EXPENSES                                        5
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        THE INVESTMENT PRINCIPLES
        OF THE FUND                                     6
        -------------------------------------------------
          Investment Goals and Principal
          Strategies                                    6
          -----------------------------------------------
          Principal Risk Considerations                 8
          -----------------------------------------------
        FINANCIAL HIGHLIGHTS                            9
        -------------------------------------------------
        YOUR ACCOUNT                                   10
        -------------------------------------------------
        Ways to Set Up Your Account                    10
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        Buying Shares                                  12
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          Sales Charge Reductions and
          Waivers                                      13
          -----------------------------------------------
          Waivers for Certain Investors                14
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        Minimum Investments                            14
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        Adding to Your Account                         15
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        Selling Shares                                 15
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        Shareholder Services                           17
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          Personal Service                             17
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          Reports                                      18
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          Exchanges                                    18
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          Automatic Transactions                       18
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        Distributions and Taxes                        19
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          Distributions                                19
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          Taxes                                        20
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        THE MANAGEMENT OF
        THE FUND                                       22
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          Portfolio Management                         22
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          Management Fee                               23
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An
Overview
of the
Fund


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Goals:

United High Income Fund II, Inc. (the "Fund") seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.


Strategies:

The Fund seeks to achieve its goals by investing in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund may invest, without limit, in lower quality bonds, commonly called "junk bonds." The Fund may also invest a significant portion of its assets in common or preferred stock.

Principal Risks of Investing in the Fund:

Because the Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o changes in interest rates

o changes in the maturities of bonds owned by the Fund

o the credit quality and other conditions of the companies whose securities the Fund holds

o bond and stock market conditions, generally

o general economic and industry news

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Also, the Fund can invest in foreign securities, which present additional risks such as those relating to currency fluctuations and political or economic conditions in the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.

Performance

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Who May Want to Invest:

The Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified, actively managed portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits with your particular investment objectives.

The chart and table below show the past performance of the Fund's Class A shares:

o The chart presents the annual returns for the past ten years and shows how performance has varied from year to year.

o The table shows Class A average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

                        '89....................  -3.24%
                        '90....................  -5.29%
                        '91....................  31.31%
                        '92....................  15.23%
                        '93....................  17.39%
                        '94....................  -4.07%
                        '95....................  16.88%
                        '96....................  11.93%
                        '97....................  14.97%
                        '98....................     --

In the period shown in the chart, the highest quarterly return was 11.52% (the first quarter of 1991) and the lowest quarterly return was -4.23% (the first quarter of 1990).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

                         AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1998 (%)
                               1 Year     5 Years     10 Years
   Class A Shares of the
   Fund                            %          %            %

   Salomon Brothers High
   Yield Index

   Lipper High Current
   Yield Bond Fund
   Universe Average

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Fund.


Expenses

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 The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                       Shareholder fees
        (fees deducted directly from your investment)
   Maximum sales charge (load) on purchases
   (as a percentage of offering price)           5.75%

   Maximum sales charge (load) on
   reinvested dividends                           None

   Deferred sales charge (load)                   None

   Redemption fees                                None

   Exchange fee                                   None


               Annual Fund Operating Expenses
            (expenses deducted from Fund assets,
           as a percentage of average net assets).
   Management fees                              0.54%

   Distribution and Service (12b-1) fees  (1)   0.22%

   Other expenses                               0.21%

   Total annual Fund operating expenses         0.97%

(1)It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees that are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example:

This example is intended to help you compare the cost of investing in the Class A shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 year    $ 668
3 years   $ 866
5 years  $1,080
10 years $1,696

(2)Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fees."

The
Investment
Principles of
the Fund

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Investment Goals and Principal Strategies

The primary goal of the Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

There are three main types of securities that the Fund owns: debt securities, preferred stock and common stock. The Fund may also own convertible securities. In general, the high income that the Fund seeks is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BBB or lower by Standard & Poor's, a division of The McGraw-Hill Companies,

Inc. ("S&P"), or Baa or lower by Moody's Investors Service, Inc. ("MIS") and unrated securities. Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its assets will consist of common stock and no more than 10% of its assets will consist of non-dividend-paying common stock.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include an issuer's past, current and estimated future:

o financial strength;

o cash flow;

o management;

o borrowing requirements; and

o responsiveness to changes in interest rates and business conditions.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund's portfolio:

o shortening the average maturity of the Fund's debt portfolio;

o holding cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and

o emphasizing high-grade debt securities.

Going defensive in any one or more of these manners might reduce the yield on the Fund's portfolio. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures. The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goals. For example, the

Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. See the SAI for more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them.

Principal Risk Considerations
Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk. Market risk is the possibility of a change in the price of the security because of market factors. Because of market risks, the share price of the Fund will likely change as well. Financial risk is based on the financial situation of the issuer of the securities. The financial risk of the Fund depends on the credit quality of the securities in which it is invested. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date. Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Certain types of the Fund's authorized investments and strategies (such as derivative instruments) involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

Financial Highlights

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The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.


                              FOR THE FISCAL YEAR ENDED SEPTEMBER 30,

   Per-share Data                           1998       1997        1996       1995       1994
   Net asset value,
   beginning of period                      $4.42      $4.14       $4.03      $3.96      $4.21
   ---------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                   0.37       0.36        0.35       0.35       0.35
    Net realized and
    unrealized gain (loss)
    on investments                          (0.30)      0.28        0.11       0.07      (0.25)
   ---------------------------------------------------------------------------------------------
   Total from
   investment
   operations                                0.07       0.64        0.46       0.42       0.10
   ---------------------------------------------------------------------------------------------
   Less dividends
   declared from net
   investment income                        (0.37)     (0.36)      (0.35)     (0.35)     (0.35)
   ---------------------------------------------------------------------------------------------
   Net asset value,
   end of period                           $ 4.12     $ 4.42      $ 4.14     $ 4.03     $ 3.96
   ---------------------------------------------------------------------------------------------
   Total return**                            1.22%     16.20%      11.90%     11.25%      2.31%

   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                    $  416    $   407     $   368    $   368    $   363
   Ratio of expenses to
   average net assets                        0.96%      0.93%       0.95%      0.89%      0.88%
   Ratio of net
   investment income
   to average net assets                     8.26%      8.54%       8.60%      8.93%      8.41%
   Portfolio turnover
   rate                                     58.85%     64.38%      55.64%     26.82%     47.05%


 *On January 12, 1996, Fund shares outstanding were designated Class A shares.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

Your Account

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The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account
Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement Plans
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax deductible.

o Individual Retirement Accounts (IRAs) allow

   1. anyone of legal age and under 70 1/2

   2. with earned income to invest up to $2,000 per tax year.

   3. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make non-deductible contributions up to $2,000 per year.

o Education IRAs are established for the benefit of a minor, nondeductible contributions are made, tax-free withdrawals are permitted to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP -- IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

o 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

Buying Shares
You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                                   Sales Charge       Sales Charge as
                                   as Percent of     Approx. Percent of
  Size of Purchase                Offering Price      Amount Invested
  Under $100,000                        5.75%               6.10%
    $100,000 to less than
    $200,000                            4.75                4.99
    $200,000 to less than
    $300,000                            3.50                3.63
    $300,000 to less than
    $500,000                            2.50                2.56
    $500,000 to less than
    $1,000,000                          1.50                1.52
    $1,000,000 to less than
    $2,000,000                          1.00                1.01
    $2,000,000 and over                 0.00                0.00

The Fund's Class A NAV is the value of a single share.

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regu-lar session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o combining additional purchases of Class A shares of any of the funds in the United Group, except United Cash Management, Inc., with the NAV of Class A shares already held ("rights of accumulation").

o grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of another fund purchased through a contractual plan may not be included unless the plan has been completed.

o grouping purchases by certain related persons. Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o The Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each.

o Purchases of Class A shares in certain retirement plans and certain trusts for these persons.

o Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing services to Class A shareholders or maintaining Class A shareholder accounts. Because the Plan fees are paid out of the Class A assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Minimum Investments

  To Open an Account                                        $500
  For certain exchanges                                     $100
  For certain retirement accounts and accounts opened
  with Automatic Investment Service                         $ 50
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates         $ 25
  To Add to an Account
  For certain exchanges                                     $100
  For Automatic Investment Service                          $ 25

Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Fund's Class A
NAV.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                             Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

Special Requirements for Selling Shares

 Account Type                                  Special Requirements
                            The written instructions must be signed by all
 Individual or Joint        persons required to sign for transactions, exactly as
 Tenant                     their names appear on the account.

                            The written instructions must be signed by the
 Sole Proprietorship        individual owner of the business.

                            The custodian must sign the written instructions
 UGMA, UTMA                 indicating capacity as custodian.

                            The written instructions must be signed by a
 Retirement Account         properly authorized person.

                            The trustee must sign the written instructions
                            indicating capacity as trustee. If the trustee's name is
 Trust                      not in the account registration, provide a currently
                            certified copy of the trust document.

                            At least one person authorized by corporate
 Business or Organization   resolution to act on the account must sign the
                            written instructions.

                            The written instructions must be signed by the
 Conservator, Guardian      person properly authorized by court order to act in
 or Other Fiduciary         the particular fiduciary capacity.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you hold a certificate, it must be properly endorsed and sent to the Fund.


o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund may require a signature guarantee in certain situations such as:

o a redemption request is made by a corporation, partnership or fiduciary;

o a redemption request is made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement protects you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all shares of the Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest, without charge, all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class A shares of any of the funds in the United Group in which the plan may invest.

Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service.

During normal business hours, our Customer Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o obtain information about your accounts;

o obtain price information about other funds in the United Group; or

o request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class A shares and buy Class A shares of other funds in the United Group. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

  Regular Investment Plans

  Automatic Investment Service
  To move money from your bank account to an existing Fund account

      Minimum      Frequency
       $25          Monthly

  Funds Plus Service

  To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

      Minimum   Frequency
        100      Monthly

Distributions and Taxes
Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Dividends are declared daily from the Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses.

Usually the Fund distributes net investment income monthly on the 27th day of the month or on the last business day prior to the 27th if the 27th falls on a weekend or a holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day. Dividends declared for Friday, Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) generally are taxed at a maximum rate of 20%.

The Fund notifies you after year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government Securities' investments generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for more information. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund


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Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Louise D. Rieke is primarily responsible for the management of the portfolio of the Fund. Ms. Rieke has held her Fund responsibilities from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since July 1986, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since May 1971. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee
Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily. The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:



Group Fee Rate
Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level

  From $0 to $750                    .51 of 1%
  From $750 to $1,500                .49 of 1%
  From $1,500 to $2,250              .47 of 1%
  From $2,250 to $3,000              .45 of 1%
  From $3,000 to $3,750              .43 of 1%
  From $3,750 to $7,500              .40 of 1%
  From $7,500 to $12,000             .38 of 1%
  Over $12,000                       .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $18.9 billion as of September 30, 1998. Management fees for the fiscal year ended September 30, 1998 were 0.54% of the Fund's average net assets.

United
High
Income
Fund II,
Inc.

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Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts  Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Avenue
Kansas City, Missouri 64106-2232

Investment Manager
Waddell & Reed Investment
 Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
(800) 366-5465

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

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UNITED HIGH INCOME FUND II, INC.
CLASS A SHARES

You can get more information about the Fund in--

o its Statement of Additional Information (SAI) dated January 31, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below or through certain third parties through which shares of the Fund may be purchased.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is 811-4520.

                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas, 66201-9217
                  (913) 236-2000, (800) 366-5465

                  printed on recycled paper            NUP2015(1-99)

LOGO OF WADDELL & REED FINANCIAL SERVICES

                                January 31, 1999


GRAPHIC logo


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                           UNITED HIGH INCOME FUND II, INC.
                           Class Y Shares
                           ----------------------------------------------------

                           This Fund seeks as its primary goal a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks on which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals.

                           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                               P R O S P E C T U S


[LOGO OF WADDELL & REED FINANCIAL SERVICES]

                         T A B L E  O F  C O N T E N T S

        AN OVERVIEW OF THE FUND                                            3
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        PERFORMANCE                                                        4
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        EXPENSES                                                           5
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        THE INVESTMENT PRINCIPLES OF THE FUND                              6
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        FINANCIAL HIGHLIGHTS                                               9
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        YOUR ACCOUNT                                                      10
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           Buying Shares                                                  10
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           Minimum Investments                                            12
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           Adding to Your Account                                         12
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           Selling Shares                                                 13
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           Telephone Transactions                                         15
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           Shareholder Services                                           16
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              Personal Service                                            16
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              Reports                                                     16
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              Exchanges                                                   16
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           Distributions and Taxes                                        17
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              Distributions                                               17
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              Taxes                                                       17
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        THE MANAGEMENT OF THE FUND                                        19
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              Portfolio Management                                        19
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              Management Fee                                              20
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An
Overview
of the
Fund


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Goals:
United High Income Fund II, Inc. (the "Fund") seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Strategies:
The Fund seeks to achieve its goal by investing in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund may invest, without limit, in lower quality bonds, commonly called "junk bonds." The Fund may also invest a significant portion of its assets in common or preferred stock.

Principal Risks of Investing in the Fund:
Because the Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o changes in interest rates

o changes in the maturities of bonds owned by the Fund

o the credit quality and other conditions of the companies whose securities the Fund holds

o bond and stock market conditions, generally

o general economic and industry news

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Also, the Fund can invest in foreign securities, which present additional risks such as those relating to currency fluctuations and political or economic conditions in the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.

Performance

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Who May Want to Invest:
The Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified, actively managed portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits with your particular investment objectives.

 The chart and table below show the past performance of the Fund's Class Y shares:

o The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.

o The table shows Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.


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                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

                        '96...................   15.14%
                        '97...................    8.99%
                        '98...................      --

* For the period from February 27, 1996 through December 31, 1996.

In the period shown in the chart, the highest quarterly return was 5.91% (the second quarter of 1997) and the lowest quarterly return was 0.59% (the first quarter of 1997).

Expenses

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                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


                                           1 Year   Life of Fund*
   Class Y Shares of the Fund                  %            %
   Salomon Brothers High Yield Index
   Lipper High Current Yield Bond Fund
   Universe Average

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Fund.

*Since February 27, 1996

 The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees deducted directly from your investment).
   Maximum sales charge (load) on purchases        None
   Maximum sales charge (load)
   on reinvested dividends                         None
     Deferred sales charge (load)                  None
   Redemption fees                                 None
   Exchange fee                                    None



Annual Fund Operating Expenses
(expenses deducted from Fund assets,
as a percentage of average net assets).
   Management fees                                0.54%
   Distribution and Service (12b-1) fees           None
   Other expenses                                 0.20%
   Total Fund operating expenses                  0.74%

Example

This example is intended to help you compare the cost of investing in the Class Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

        1 year                         $ 76
        3 years                        $237
        5 years                        $411
       10 years                        $918

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

(1) Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

The
Investment
Principles
of the Fund

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Investment Goals and Principal Strategies
The primary goal of the Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

There are three main types of securities that the Fund owns: debt securities, preferred stock and common stock. The Fund may also own convertible securities. In general, the high income that the Fund seeks is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BBB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa or lower by Moody's Investors Service, Inc. ("MIS") and unrated securities. Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its assets will consist of common stock and no more than 10% of its assets will consist of non-dividend-paying common stock.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include an issuer's past, current and estimated future:

o financial strength;

o cash flow;

o management;

o borrowing requirements; and

o responsiveness to changes in interest rates and business conditions.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund's portfolio:

o shortening the average maturity of the Fund's debt portfolio;

o holding cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and

o emphasizing high-grade debt securities.

Going defensive in any one or more of these manners might reduce the yield on the Fund's portfolio. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures. The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goals. For example, the Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the deriva-tive is measured. See the SAI for more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them.


Principal Risk Considerations
Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk. Market risk is the possibility of a change in the price of the security because of market factors. Because of market risks, the share price of the Fund will likely change as well. Financial risk is based on the financial situation of the issuer of the securities. The financial risk of the Fund depends on the credit quality of the securities in which it is invested. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date. Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Certain types of the Fund's authorized investments and strategies (such as derivative instruments) involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

Financial Highlights

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The following information is to help you understand the financial performance of the Fund's Class Y shares for the fiscal periods shown. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                For the fiscal      For the period
                                  year ended        from 2/27/96*
                                 September 30,         through
                                1998       1997        9/30/96
   Per-share Data
   Net asset value,
   beginning of period        $ 4.42     $ 4.14        $ 4.15
   ----------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                      0.37       0.37          0.21
    Net realized and
    unrealized gain (loss)
    on investments             (0.30)      0.28         (0.01)
   ----------------------------------------------------------------
   Total from
   investment
   operations                   0.07       0.65          0.20
   ----------------------------------------------------------------
   Less dividends
   declared
   from net investment
   income                      (0.37)     (0.37)        (0.21)
   ----------------------------------------------------------------
   Net asset value,
   end of period              $ 4.12     $ 4.42        $ 4.14
   Total return                 1.38%     16.38%         5.00%

   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)       $    2     $    2        $    2
   Ratio of expenses to
   average net assets           0.79%      0.77%         0.77%**
   Ratio of net
   investment
   income to average
   net assets                   8.43%      8.69%         8.83%**
   Portfolio turnover
   rate                        58.85%     64.38%        55.64%**

 *Commencement of operations.
**Annualized.

Your
Account

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Class Y shares are designed for institutional investors or others investing through certain intermediaries. Class Y shares are available for purchase by:

o participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

Buying Shares
You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

To purchase by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

You may also buy shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy shares.

The Fund's Class Y NAV is the value of a single share.

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Fund does not issue certificates representing Class Y shares of the Fund.

o If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase Fund shares at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.


Minimum Investments

  To Open an Account
  For a government entity or authority or for a corporation:
  (within first twelve months)                                    $10 million
  For other investors:                                             Any amount

Adding to Your Account
You can make additional investments of any amount at any time.

To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of the Fund to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class Y share) is the Fund's Class Y
NAV.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

Special Requirements for Selling Shares

 Account Type                               Special Requirements
 Retirement Account         The written instructions must be signed by a
                            properly authorized person.

 Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

 Business or Organization   At least one person authorized by corporate
                            resolution to act on the account must sign the
                            written instructions.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Fund shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to deter-mine the time by which it must receive your order for you to sell Fund shares at that day's price.

The Fund may require a signature guarantee in certain situations such as:

o a redemption request is made by a corporation, partnership or fiduciary;

o a redemption request is made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement protects you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all shares of the Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest, without charge, all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class Y shares of the Fund.

Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class Y shares of any of the funds in the United Group in which the plan may invest.

Telephone Transactions
The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identifi-cation and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o obtain information about your accounts;

o obtain price information about other funds in the United Group; or

o request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes
Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Dividends are declared daily from the Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses.

Usually the Fund distributes net investment income monthly, on the 27th day of the month or on the last business day prior to the 27th if the 27th falls on a weekend or a holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day. Dividends declared for Friday, Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time you have owned your shares.

For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) generally are taxed at a maximum rate of 20%.

The Fund notifies you after year-end as to the amounts of dividends and distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government Securities' investments generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for more information. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management
of the Fund

GRAPHIC LOGO

Portfolio Management
The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Louise D. Rieke is primarily responsible for the management of the portfolio of the Fund. Ms. Rieke has held her Fund responsibilities from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since July 1986 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since May 1971. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee
Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily. The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate
Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
  From $0 to $750                    .51 of 1%
  From $750 to $1,500                .49 of 1%
  From $1,500 to $2,250              .47 of 1%
  From $2,250 to $3,000              .45 of 1%
  From $3,000 to $3,750              .43 of 1%
  From $3,750 to $7,500              .40 of 1%
  From $7,500 to $12,000             .38 of 1%
  Over $12,000                       .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $18.9 billion as of September 30, 1998. Management fees for the fiscal year ended September 30, 1998 were 0.54% of the Fund's average net assets.

United
High
Income
Fund II,
Inc.

GRAPHIC LOGO

Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts  Avenue, N.W.
Washington, D.C. 20036

Independent Accountants
Deloitte & Touche LLP
1010 Grand Avenue
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
 Management Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

GRAPHIC LOGO

UNITED HIGH INCOME
FUND II, INC.
CLASS Y SHARES

You can get more information about the Fund in--

o its Statement of Additional Information (SAI) dated January 31, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below or through certain third parties through which shares of the Fund may be purchased.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is 811-4520.


----------------------------------------------------------------
[LOGO OF WADDELL & REED FINANCIAL SERVICES]

                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas, 66201-9217
                  (913) 236-2000, (800) 366-5465

                  printed on recycled paper                    NUP2015-Y(1-99)

                        UNITED HIGH INCOME FUND II, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000
                                 (800) 366-5465


                                January 31, 1999




                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United High Income Fund II, Inc. (the "Fund"), dated January 31, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                TABLE OF CONTENTS

    Performance Information...........................................    2

    Goals and Investment Policies.....................................    4

    Investment Management and Other Services..........................   31

    Purchase, Redemption and Pricing of Shares........................   36

    Directors and Officers............................................   51

    Payments to Shareholders..........................................   57

    Taxes ............................................................   58

    Portfolio Transactions and Brokerage..............................   62

    Other Information.................................................   64

    Financial Statements .............................................   66

     United High Income Fund II, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on May 8, 1986.



                             PERFORMANCE INFORMATION

         Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance information in advertisements and sales materials.


Total Return


         The total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:


                n
        P(1 + T)  =                 ERV

       Where :  P =                 $1,000 initial payment
                T =                 Average annual total return
                n =                 Number of years
              ERV =                 Ending redeemable value of the $1,000
                                    investment for the periods shown.

         Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


         The average annual total return quotations for Class A shares as of September 30, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                   With            Without
                                                Sales Load        Sales Load
                                                 Deducted          Deducted
One year period from October 1, 1997 to
     September 30, 1998:                           -4.60%             1.22%

Five-year period from October 1, 1993 to
     September 30, 1998:                            7.14              8.42

Ten-year period from October 1, 1988 to
     September 30, 1998:                            8.25              8.89

         Prior to January 12, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

         The average annual total return quotation for Class Y shares as of September 30, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

Period from October 1, 1997 to
     September 30, 1998:                          1.38%
Period from February 27, 1996* to
      September 30, 1998:                         8.62%
*Date of inception.


         The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


Yield

         A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                        6
    Yield =       2((((a - b)/cd)+1)  -1)

Where, with respect to a particular class of the Fund:
              a =     dividends and interest earned during the period.
              b =     expenses accrued for the period (net of reimbursements).
              c       = the average daily number of shares of the class
                      outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share of the class on the last day of the period.


         The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1998, the date of the most recent balance sheet included in this SAI, is 7.90%. The yield for Class Y shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1998, the date of the most recent balance sheet included in this SAI, is 8.75%.


         Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


Performance Rankings


         Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.


         All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.



                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

         This SAI supplements the information contained in the prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager,

Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.


         The goals and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.


Securities -- General


         The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stock that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

         Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

         The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by S&P and C by MIS). Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.


         The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.


         The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

     Common Stocks

         As a fundamental policy, the Fund will not purchase, or otherwise voluntarily acquire, any common stocks unless, after such purchase or acquisition, not more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options, or in any other voluntary manner. It does not include premiums paid or received in connection with put or call options, or the amount of any margin deposits as to options or futures contracts. If the Fund is invested up to 20% in common stocks, it may still purchase or sell futures and options relating to common stocks. The common stocks that the Fund purchases will be selected to try to achieve either a combination of the Fund's primary and secondary goals, in which case they will be dividend-paying, or its secondary goal, in which case they may not be dividend-paying; however, the Fund does not intend to invest more than 4% of its total assets in non-dividend-paying common stocks.

     U.S. Government Securities


         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

         U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.


     Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.


     Zero Coupon Securities


         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

         The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.


         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency or a corporation in zero coupon form.

     Mortgage-Backed and Asset-Backed Securities


         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.


         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.


         The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goals and investment policies.


         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


         For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.


     Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.


     Foreign Securities and Currencies

         WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other.

Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S.

investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


     Restricted Securities


         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments" below.


     Lending Securities


         Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. The Fund makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

         Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the securities lent exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.


         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the

Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned, (ii) the investment of cash collateral, or (iii) voting rights.

     Repurchase Agreements

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

     When-Issued and Delayed-Delivery Transactions


         The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.


         Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The

Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.


     Investment Company Securities

         The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.


     Illiquid Investments

         The Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days;
(ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; (iii) securities for which market quotations are not readily available; (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (v) securities involved in swap, cap, collar and floor transactions; (vi) non-government stripped fixed-rate mortgage-backed securities; and (vii) over-the-counter ("OTC") options and their underlying collateral. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Indexed Securities


         The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.


         Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Warrants and Rights

         Warrants are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

     Real Estate

         As an operating policy, the Fund may not invest in real estate; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts.

     Options, Futures and Other Strategies


         General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.


         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."


         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goals and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.


         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.


         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.
Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.


         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities.

Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options Thereon. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

         Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge its common stocks against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contracts that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward currency contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward currency contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.


         Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.


         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.


         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.


         The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


Investment Restrictions and Limitations

         Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. The Fund may not:


         (i) Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

        (ii)      Invest in mineral related programs or leases;

       (iii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry;

        (iv) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares; the Fund may also buy these shares as part of a merger or consolidation;

         (v) Invest for the purpose of exercising control or management of other companies;

         (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

        (vii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

       (viii) Engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities;

         (ix) Borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets; or


          (x) Make loans other than certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its goals and other investment policies and restrictions. The Fund may also enter into repurchase agreements (see "Repurchase Agreements" above) and lend its securities (see "Lending Securities" above); or

         (xi)     issue senior securities.



Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.


         The Fund's portfolio turnover rate for the fiscal years ended September 30, 1998 and 1997 was 58.85% and 64.38%, respectively.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

         The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

         The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.



Waddell & Reed Financial, Inc.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which Target/United Funds, Inc. is the underlying investment vehicle.



Shareholder Services

         Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Accounting Services

         Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Payments by the Fund for Management, Accounting and Shareholder Services


         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 1998, 1997 and 1996 were $2,302,825, $2,103,768 and $2,048,451, respectively.


         For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

         Under the Shareholder Servicing Agreement, for the Class A shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

         Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                        Average
                    Net Asset Level                Annual Fee
               (all dollars in millions)      Rate for Each Level
               -------------------------      -------------------
                  From $    0 to $   10           $      0
                  From $   10 to $   25           $ 10,000
                  From $   25 to $   50           $ 20,000
                  From $   50 to $  100           $ 30,000
                  From $  100 to $  200           $ 40,000
                  From $  200 to $  350           $ 50,000
                  From $  350 to $  550           $ 60,000
                  From $  550 to $  750           $ 70,000
                  From $  750 to $1,000           $ 85,000
                       $1,000 and Over            $100,000


         Fees paid to the Agent for accounting services for the fiscal years ended September 30, 1998, 1997 and 1996 were $60,000 for each of the three years.


         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.


         Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this agreement, WRIMCO pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1998, 1997 and 1996 were $1,812,811, $1,267,590 and $931,980, respectively. The amounts retained by WRIMCO for the same periods were $768,637, $537,529 and $415,341, respectively.

         No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.


         The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

         Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares, and the service and/or maintenance of Class A shareholder accounts.


         Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, and other third parties, who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $900,703 and $6,186, respectively, were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended September 30, 1998. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit the Fund and its Class A shareholders through Waddell & Reed, Inc.'s activities not only to distribute the Class A shares of the Fund but also to provide personal services to Class A shareholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Class A shareholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a Class A shareholder's share of Fund and Class A expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of Class A shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Class A shareholders.


         The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

         Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.


Custodial and Auditing Services


         The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.


Year 2000 Issue

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." WRIMCO is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

         The net asset value of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.


         Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of September 30, 1998 was as follows:

Net asset value per Class A share (Class A net assets divided by
    Class A shares outstanding) .........................................  $4.12
Add: selling commission (5.75% of offering
    price) ..............................................................    .25
                                                                           -----
Maximum offering price per Class A share
    (Class A net asset value divided by 94.25%) .........................  $4.37
                                                                           =====



         The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

         Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or of the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

         The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq stock market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities and other assets are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing purchase price of the contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

         When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount received from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

         Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.


Minimum Initial and Subsequent Investments

         For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $50 minimum initial investment also pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


Reduced Sales Charges (Applicable to Class A Shares Only)

     Account Grouping

         Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;


6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and


7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         Examples:

         A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

         B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

         C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

         D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.


         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.


Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.


         All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of the franchisee(s) may also be grouped.


Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

         All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

         Account grouping as described above is available under the following circumstances.

     One-time Purchases

         A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     Rights of Accumulation

         If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

         If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

     Statement of Intention

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

         A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

         The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

         A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

         With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

         Statements of Intention are not available for purchases made under an SEP plan where the employer has elected to have all purchases under the SEP grouped.

     Other Funds in the United Group


         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

         As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

         Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

Reasons for Differences in Public Offering Price of Class A Shares

         As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Flexible Withdrawal Service for Class A Shareholders

         If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available from Waddell & Reed, Inc.

         To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

         You can choose to have your shares redeemed to receive:

         1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

         Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

         If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

         The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments under the Service exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

     Class A Share Exchanges

         Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

         You may exchange Class A shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. (There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased.) Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

         United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of these funds may be exchanged for Class A shares of the Fund only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of the original purchase for at least six months.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     Class Y Share Exchanges

         Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

     General Exchange Information

         When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

         These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.


Retirement Plans

         As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

         Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached the age
70 1/2. For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, for tax years after 1997, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

         An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.


         Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year after 1997 to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions or conversions of a traditional IRA, the rollover or conversion occurred more than five years prior to the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).


         Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

         Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 15% of compensation, or $24,000, whichever is less, per year for each employee.

         Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

         Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.


         457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

         TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

         401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

         More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.


Redemptions

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Reinvestment Privilege

         The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.


Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.


                             DIRECTORS AND OFFICERS


         The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

         The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the

Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.


KEITH A. TUCKER*
         Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Development, Inc., a business development company, and Waddell & Reed Distributors, Inc.; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc.; formerly, Director of Vesta Insurance Group, Inc.; formerly, Director of Southwestern Life Corporation. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

         Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
         President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California  94025
         President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
         First Lady of Kansas. Daughter of Ronald K. Richey, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
         General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
         Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
         President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; President of Waddell & Reed Development, Inc., a business development company; formerly, Vice President of the Fund and each of the other funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
         Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Director of Waddell & Reed Development, Inc., a business development company. Formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
         Retired. Formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
         Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, Waddell & Reed Financial, Inc. and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208
         Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
         Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
         Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
         Retired.  Date of birth:  August 7, 1935.

Theodore W. Howard
         Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


John M. Holliday

         Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.


Louise D. Rieke

         Vice President of the Fund and three other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 24, 1949.

         The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


         The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

         The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

         The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1998, the Fund's Directors received the following fees for service as a director:


                               COMPENSATION TABLE

                                                                              Total
                                                 Aggregate                Compensation
                                               Compensation                 From Fund
                                                   From                     and Fund
Director                                           Fund                      Complex
--------                                       ------------               ------------
Keith A Tucker                                      $    0                   $     0
Robert L. Hechler                                        0                         0
Henry J. Herrmann                                        0                         0
James M. Concannon                                   1,093                    56,000
John A. Dillingham                                   1,093                    56,000
David P. Gardner                                         0                         0
Linda K. Graves                                      1,093                    56,000
Joseph Harroz, Jr.                                       0                         0
John F. Hayes                                        1,093                    56,000
Glendon E. Johnson                                   1,073                    55,000
William T. Morgan                                    1,093                    56,000
Ronald C. Reimer                                         0                         0
Frank J. Ross, Jr.                                   1,093                    56,000
Eleanor B. Schwartz                                  1,093                    56,000
Frederick Vogel III                                  1,093                    56,000


*No pension or retirement benefits have been accrued as a part of Fund expenses.


         Mr. Gardner was elected as a Director on August 18, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.



Shareholdings


         As of November 30, 1998, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of November 30, 1998, regarding the ownership of the Fund's shares.

                                                                          Shares owned
Name and Address                                                          Beneficially
of Beneficial Owner                                Class                  or of Record                          Percent
-------------------                                -----                  ------------                          -------
Waddell & Reed Financial, Inc.                   Class Y                                                          %
Savings & Investment Plan
6300 Lamar Avenue
Overland Park KS 66201

Torchmark Corporation                            Class Y
Savings & Investment Plan
2001 Third Avenue South
Birmingham AL 35202


                            PAYMENTS TO SHAREHOLDERS


General

         There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds ,less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from the sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends.


         The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.



Choices You Have on Your Dividends and Distributions

         On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

         Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.


                                      TAXES


General


         The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.


         Dividends and distributions declared by the Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.


Income from Foreign Securities


         Dividends and interest received, and gains realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.



Foreign Currency Gains and Losses

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.


         Certain options, futures contracts and forward currency contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997.

Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provides certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale, such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



Zero Coupon and Payment-in-Kind Securities

         The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As the holder of those securities, the Fund must include in its income the OID that accrues on the securities during the taxable year, even if the

Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

         To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.


         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.


         Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

         The Fund may also use its brokerage to pay for pricing or quotation services to value securities. During the Fund's fiscal years ended September 30, 1998, 1997 and 1996, it paid brokerage commissions of $7,715, $19,948 and $18,746, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

         During the Fund's fiscal year ended September 30, 1998, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $3,349,332 on which $7,155 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.


         The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION


The Shares of the Fund


         The Fund offers two classes of shares: Class A and Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                        Shares          Value
COMMON AND PREFERRED STOCKS
  AND WARRANTS
Communication - 1.74%
  Adelphia Communications Corporation,
    13.0% Preferred ............................       5,000      $    577,500
  Allegiance Telecom, Inc., Warrants (A)*.......       2,000             3,750
  Concentric Network Corporation,
    Warrants(A)* ..............................        1,000            90,000
  IXC Communications, Inc.,
    12.5% Preferred (A) ........................       1,128         1,201,320
  Intermedia Communications Inc., 13.5%
    Preferred...................................       3,075         3,455,987
  Iridium LLC, Warrants (A)* ...................       3,000           360,000
  Jacor Communications, Inc.* ..................      25,000         1,264,844
  MetroNet Communications Corp.,
    Warrants (A)* ..............................       1,000            30,000
  Microcell Telecommunications Inc.,
    Warrants (A)* ..............................      20,000           265,000
  Pathnet, Inc., Warrants (A)* .................       1,000            15,000
  Primus Telecommunications Group,
    Incorporated, Warrants* ....................       2,000            10,000
    Total ......................................                     7,273,401

Depository Institutions - 0.23%
  California Federal Preferred Capital
    Corporation, 9.125% Preferred ..............      37,500           960,938

Electric, Gas and Sanitary Services - 0.36%
  Consolidated Hydro, Inc.,
    Class B Warrants* ..........................       7,578             1,895
  Consolidated Hydro, Inc.,
    Class C Warrants* ..........................       4,919             2,459
  El Paso Electric Company,
    11.4% Preferred ............................      13,195         1,431,657
  IntelCom Group Inc., Warrants (A)* ...........       7,425            64,969
    Total ......................................                     1,500,980

Electronic and Other Electric Equipment - 0.00%
  Powertel, Inc., Warrants* ....................       5,600            15,400

Furniture and Fixtures - 0.36%
  Lear Corporation* ............................      34,000         1,487,500

General Building Contractors - 1.43%
  Walter Industries, Inc.* .....................     482,265         5,998,171

General Merchandise Stores - 0.51%
  Fred Meyer, Inc.* ............................      55,000         2,138,125


                   See Notes to Schedule of Investments on page .

                                       78

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                      Shares             Value
COMMON AND PREFERRED STOCKS AND
  WARRANTS (Continued)
Holding and Other Investment Offices - 0.76%
  LTC Properties, Inc. .........................     133,333      $  2,324,994
  National Health Investors, Inc. ..............      27,150           841,650
    Total ......................................                     3,166,644

Instruments and Related Products - 0.43%
  Maxxim Medical, Inc.* ........................      70,000         1,798,125

Miscellaneous Retail - 0.06%
  Finlay Enterprises, Inc.* ....................      30,000           247,500

Paper and Allied Products - 0.19%
  SF Holdings Group, Inc., Class C (A)*.........       8,700            17,400
  SF Holdings Group, Inc., 13.75%
    Preferred (A)* .............................         107           774,213
    Total ......................................                       791,613

Printing and Publishing - 0.24%
  PRIMEDIA Inc., 10.0% Preferred ...............      10,000         1,012,500

TOTAL COMMON AND PREFERRED STOCKS
  AND WARRANTS - 6.31%                                            $ 26,390,897
  (Cost: $25,876,815)

                                                   Principal
                                                   Amount in
                                                   Thousands
CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.80%
  Frank's Nursery & Crafts, Inc.,
    10.25%, 3-1-2008 ...........................     $ 2,000         1,960,000
  Hines Horticulture, Inc.,
    11.75%, 10-15-2005 .........................       1,301         1,380,686
    Total ......................................                     3,340,686

Amusement and Recreation Services - 2.21%
  American Skiing Company,
    12.0%, 7-15-2006 ...........................       2,500         2,562,500
  Premier Parks Inc.:
    12.0%, 8-15-2003 ...........................       1,000         1,087,500
    9.25%, 4-1-2006 ............................       2,000         1,960,000
  Showboat Marina Casino Partnership,
    13.5%, 3-15-2003 ...........................       1,500         1,642,500
  Trump Hotels & Casino Resorts
    Holdings, L.P.,
    15.5%, 6-15-2005 ...........................       2,000         2,000,000
    Total ......................................                     9,252,500

                   See Notes to Schedule of Investments on page .

                                      79

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value

CORPORATE DEBT SECURITIES (Continued)
Apparel and Accessory Stores - 0.25%
  Wilsons The Leather Experts Inc.,
    11.25%, 8-15-2004 ..........................      $1,000      $  1,037,500

Apparel and Other Textile Products - 0.50%
  CONSOLTEX GROUP INC.,
    11.0%, 10-1-2003 ...........................       2,000         2,075,000

Auto Repair, Services and Parking - 0.58%
  Safelite Glass Corp.,
    9.875%, 12-15-2006 (A)......................       2,500         2,412,500

Building Materials & Garden Supplies - 0.65%
  Central Tractor Farm & Country, Inc.,
    10.625%, 4-1-2007 ..........................       1,000           968,750
  JTM Industries, Inc.,
    10.0%, 4-15-2008 (A) .......................       1,750         1,763,125
    Total ......................................                     2,731,875

Business Services - 3.28%
  Adams Outdoor Advertising Limited Partnership,
    10.75%, 3-15-2006 ..........................       1,500         1,578,750
  Coinmach Corporation,
    11.75%, 11-15-2005 .........................       3,000         3,213,750
  DecisionOne Corporation,
    9.75%, 8-1-2007 ............................       2,000         1,320,000
  Federal Data Corporation,
    10.125%, 8-1-2005 ..........................       1,000           950,000
  Lamar Advertising Company:
    9.625%, 12-1-2006 ..........................       2,000         2,120,000
    8.625%, 9-15-2007 ..........................       1,250         1,284,375
  Protect One,
    6.75%, 9-15-2003 (Convertible)..............       2,000         2,280,000
  Rental Service Corporation,
    9.0%, 5-15-2008 ............................       1,000           960,000
    Total ......................................                    13,706,875

Chemicals and Allied Products - 3.27%
  Aqua-Chem, Inc.,
    11.25%, 7-1-2008 (A) .......................       1,500         1,447,500
  Dade International Inc.,
    11.125%, 5-1-2006 ..........................       1,000         1,075,000
  Marsulex Inc.,
    9.625%, 7-1-2008 (A) .......................       1,500         1,440,000


                   See Notes to Schedule of Investments on page .

                                       80

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Chemicals and Allied Products (Continued)
  Moll Industries, Inc.,
    10.5%, 7-1-2008 (A) ........................     $ 2,000      $  1,850,000
  Spinnaker Industries, Inc.,
    10.75%, 10-15-2006 .........................       2,000         1,910,000
  UCC Investors Holding, Inc.,
    10.5%, 5-1-2002 ............................       5,500         5,967,500
    Total ......................................                    13,690,000

Communication - 21.31%
  Adelphia Communications Corporation:
    10.25%, 7-15-2000 ..........................       1,250         1,262,500
    9.25%, 10-1-2002 ...........................       2,450         2,548,000
    10.5%, 7-15-2004 ...........................       1,500         1,635,000
    9.875%, 3-1-2007 ...........................       2,500         2,687,500
  Allbritton Communications Company,
    9.75%, 11-30-2007 ..........................       2,000         2,050,000
  Allegiance Telecom, Inc.,
    0.0%, 2-15-2008 (B) ........................       2,000           860,000
  American Radio Systems Corporation,
    9.0%, 2-1-2006 .............................       1,000         1,070,000
  CenCall Communications Corp.,
    0.0%, 1-15-2004 (B).........................       2,500         2,462,500
  Chancellor Media Corporation,
    10.5%, 1-15-2007 ...........................       2,000         2,190,000
  Comcast Corporation,
    9.5%, 1-15-2008 ............................       1,750         1,960,438
  Comcast UK Cable Partners Limited,
    0.0%, 11-15-2007 (B) .......................       4,000         3,240,000
  Concentric Network Corporation,
    12.75%, 12-15-2007 .........................       1,000           925,000
  Diamond Cable Communications Plc,
    0.0%, 12-15-2005 (B) .......................       2,000         1,605,000
  Diamond Holdings plc,
    9.125%, 2-1-2008 ...........................       1,500         1,496,250
  GST Telecommunications,
    0.0%, 11-15-2007 (B) .......................       2,500         2,375,000
  Hyperion Telecommunications, Inc.,
    0.0%, 4-15-2003 (B) ........................       4,000         2,760,000
  ICG Holdings, Inc.,
    0.0%, 9-15-2005 (B) ........................       2,250         1,755,000
  ICG Services, Inc.,
    0.0%, 5-1-2008 (B) .........................       2,500         1,150,000
  ITC /\ DeltaCom, Inc.,
    8.875%, 3-1-2008 ...........................       1,000           980,000


                   See Notes to Schedule of Investments on page .

                                       81

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
  IXC Communications, Inc.,
    9.0%, 4-15-2008 ............................     $ 1,500      $  1,485,000
  Intermedia Communications of Florida, Inc.,
    0.0%, 5-15-2006 (B) ........................       2,250         1,828,125
  Iridium LLC,
    13.0%, 7-15-2005 ...........................       4,000         3,520,000
  Iridium LLC and Iridium Capital Corporation:
    10.875%, 7-15-2005 .........................       2,000         1,600,000
    11.25%, 7-15-2005 ..........................       1,000           820,000
  JCAC, Inc.,
    10.125%, 6-15-2006 .........................       1,000         1,070,000
  LIN Holdings Corp.,
    0.0%, 3-1-2008 (A)(B) ......................       3,500         2,292,500
  Marcus Cable Co.,
    0.0%, 12-15-2005 (B) .......................       3,250         3,022,500
  Marcus Cable Operating Company, L. P.,
    0.0%, 8-1-2004 (B) .........................       3,500         3,430,000
  MetroNet Communications Corp.,
    0.0%, 6-15-2008 (A)(B) .....................       2,500         1,381,250
  Microcell Telecommunications Inc.,
    0.0%, 6-1-2006 (B) .........................       5,900         4,189,000
  Nextel Communications, Inc.:
    0.0%, 8-15-2004 (B) ........................       4,275         4,104,000
    0.0%, 9-15-2007 (B) ........................       1,500           945,000
    0.0%, 2-15-2008 (B) ........................       2,500         1,475,000
  NEXTLINK Communications, Inc.,
    9.625%, 10-1-2007 ..........................       2,000         1,955,000
  OnePoint Communications Corp., Units,
    14.5%, 6-1-2008 (A)(C) .....................       2,000         1,580,000
  Pathnet, Inc.,
    12.25%, 4-15-2008 (A) ......................       1,000           760,000
  Primus Telecommunications Group, Incorporated,
    11.75%, 8-1-2004 ...........................       2,000         1,925,000
  Rifkin Acquisition Partners, L.L.L.P.,
    11.125%, 1-15-2006 .........................       1,500         1,605,000
  Rogers Communications Inc.,
    9.125%, 1-15-2006 ..........................       3,000         2,985,000
  SFX Broadcasting, Inc.,
    10.75%, 5-15-2006 ..........................         986         1,074,740
  Salem Communications Corporation,
    9.5%, 10-1-2007 ............................       1,000         1,005,000


                   See Notes to Schedule of Investments on page .

                                       82

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
  Satelites Mexicanos, S.A. de C.V.,
    10.125%, 11-1-2004 (A) .....................     $   375      $    255,000
  Sinclair Broadcast Group, Inc.,
    9.0%, 7-15-2007 ............................       2,000         2,010,000
  Sprint Spectrum L.P.,
    0.0%, 8-15-2006 (B) ........................       3,600         3,024,000
  Time Warner Telecom LLC and Time Warner
    Telecom Inc.,
    9.75%, 7-15-2008 ...........................       1,000         1,005,000
  Vanguard Cellular Systems, Inc.,
    9.375%, 4-15-2006 ..........................       1,000         1,010,000
  WinStar Communications, Inc.:
    0.0%, 10-15-2005 (A)(B)(Convertible) .......       1,500         1,327,500
    10.0%, 3-15-2008 (A) .......................       2,000         1,440,000
    Total ......................................                    89,135,803

Depository Institutions - 0.95%
  First Nationwide Holdings Inc.:
    9.125%, 1-15-2003 ..........................       2,000         2,240,000
    12.5%, 4-15-2003 ...........................       1,500         1,721,250
    Total ......................................                     3,961,250

Eating and Drinking Places - 0.96%
  Foodmaker, Inc.,
    8.375%, 4-15-2008 ..........................       1,750         1,697,500
  Fresh Foods, Inc.,
    10.75%, 6-1-2006 (A) .......................       1,500         1,350,000
  NE Restaurant Company, Inc.,
    10.75%, 7-15-2008 (A) ......................       1,000           982,500
    Total ......................................                     4,030,000

Electric, Gas and Sanitary Services - 2.88%
  Allied Waste North America, Inc.:
    10.25%, 12-1-2006 ..........................       4,750         5,177,500
    0.0%, 6-1-2007 (B) .........................       3,000         2,220,000
  El Paso Electric Company:
    8.9%, 2-1-2006 .............................       2,000         2,286,380
    9.4%, 5-1-2011 .............................       2,000         2,371,000
    Total ......................................                    12,054,880


                   See Notes to Schedule of Investments on page .

                                      83

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998
                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Electronic and Other Electric Equipment - 3.86%
  Communications & Power Industries, Inc.,
    12.0%, 8-1-2005 ............................     $ 2,000      $  2,177,500
  Communications Instruments, Inc.,
    10.0%, 9-15-2004 ...........................       1,000         1,010,000
  Echostar Communications Corporation:
    0.0%, 3-15-2004 (B) ........................       3,000         2,640,000
    0.0%, 6-1-2004 (B) .........................       3,000         2,895,000
  Elgar Holdings, Inc.,
    9.875%, 2-1-2008 ...........................       1,250         1,046,875
  Intercel, Inc.,
    0.0%, 2-1-2006 (B) .........................       1,750         1,262,187
  Omnipoint Corporation,
    11.625%, 8-15-2006 .........................       3,500         2,345,000
  Telex Communications, Inc.,
    10.5%, 5-1-2007 ............................       1,000           791,250
  WESCO Distribution, Inc.,
    9.125%, 6-1-2008 (A) .......................       1,500         1,455,000
  WESCO International, Inc.,
    0.0%, 6-1-2008 (A)(B) ......................       1,000           547,500
    Total ......................................                    16,170,312

Engineering and Management Services - 0.28%
  United International Holdings, Inc.,
    0.0%, 2-15-2008 (A)(B) .....................       2,500         1,175,000

Fabricated Metal Products - 2.93%
  AXIA Incorporated,
    10.75%, 7-15-2008 (A) ......................       1,000           965,000
  American Safety Razor Company,
    9.875%, 8-1-2005 ...........................       2,000         2,060,000
  Neenah Corporation,
    11.125%, 5-1-2007 ..........................       3,000         3,011,250
  Nortek, Inc.,
    9.875%, 3-1-2004 ...........................       3,000         2,925,000
  Safety Components International, Inc.,
    10.125%, 7-15-2007 .........................       2,250         2,275,312
  U.S. Can Corporation,
    10.125%, 10-15-2006 ........................       1,000         1,015,000
    Total ......................................                    12,251,562

Food and Kindred Products - 0.90%
  B & G Foods, Inc.,
    9.625%, 8-1-2007 ...........................       2,000         1,850,000
  Eagle Family Foods, Inc.,
    8.75%, 1-15-2008 ...........................       1,000           895,000
  Southern Foods Group, L.P.,
    9.875%, 9-1-2007 ...........................       1,000         1,007,500
    Total ......................................                     3,752,500

                   See Notes to Schedule of Investments on page .

                                       84

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998
                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.96%
  Big V Supermarkets, Inc.,
    11.0%, 2-15-2004 ...........................     $ 1,500      $  1,507,500
  Pueblo Xtra International, Inc.,
    9.5%, 8-1-2003 .............................       2,750         2,530,000
    Total ......................................                     4,037,500

Health Services - 2.26%
  Fountain View, Inc.,
    11.25%, 4-15-2008 (A) ......................       1,000           891,250
  Multicare Companies, Inc. (The),
    9.0%, 8-1-2007 .............................       2,175         2,044,500
  Paragon Health Network, Inc.:
    0.0%, 11-1-2007 (B) ........................       1,000           545,000
    9.5%, 11-1-2007 ............................       2,000         1,840,000
  Quorum Health Group, Inc.,
    8.75%, 11-1-2005 ...........................       2,000         2,050,000
  Tenet Healthcare Corporation,
    8.625%, 1-15-2007 ..........................       2,000         2,075,000
    Total ......................................                     9,445,750

Heavy Construction, Except Building - 0.45%
  Level 3 Communications, Inc.,
    9.125%, 5-1-2008 ...........................       2,000         1,895,000

Holding and Other Investment Offices - 0.27%
  LTC Properties, Inc.,
    8.5%, 1-1-2001 (Convertible) ...............       1,000         1,121,250

Hotels and Other Lodging Places - 2.33%
  CapStar Hotel Company,
    8.75%, 8-15-2007 ...........................       1,000           945,000
  HMH Properties, Inc.,
    7.875%, 8-1-2008 ...........................       5,000         4,937,500
  Prime Hospitality Corp.:
    9.25%, 1-15-2006 ...........................       2,000         1,965,000
    9.75%, 4-1-2007 ............................       1,000           920,000
  Station Casinos, Inc.,
    10.125%, 3-15-2006 .........................       1,000         1,000,000
    Total ......................................                     9,767,500

Industrial Machinery and Equipment - 3.06%
  American Standard Inc.,
    9.25%, 12-1-2016 ...........................       1,276         1,301,520
  Anchor Lamina Inc. and
    Anchor Lamina America, Inc.,
    9.875%, 2-1-2008 ...........................       1,000           825,000


                   See Notes to Schedule of Investments on page .

                                      85

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Industrial Machinery and Equipment (Continued)
  Falcon Building Products, Inc.,
    0.0%, 6-15-2007 (B) ........................     $ 4,000      $  2,320,000
  Morris Material Handling, Inc.,
    9.5%, 4-1-2008 .............................       2,000         1,510,000
  National Equipment Services, Inc.,
    10.0%, 11-30-2004 (A) ......................       1,750         1,662,500
  Paragon Corporate Holdings, Inc.,
    9.625%, 4-1-2008 ...........................       2,000         1,502,500
  Terex Corporation,
    8.875%, 4-1-2008 ...........................       3,000         2,790,000
  Walbro Corporation,
    9.875%, 7-15-2005 ..........................       1,000           900,000
    Total ......................................                    12,811,520

Instruments and Related Products - 1.62%
  Cole National Group, Inc.,
    9.875%, 12-31-2006 .........................       2,000         2,080,000
  Maxxim Medical, Inc.,
    10.5%, 8-1-2006 ............................       3,500         3,762,500
  Universal Hospital Services, Inc.,
    10.25%, 3-1-2008 ...........................       1,000           951,250
    Total ......................................                     6,793,750

Miscellaneous Manufacturing Industries - 0.45%
  AAi.Fostergrant, Inc.,
    10.75%, 7-15-2006 (A) ......................       1,000           946,250
  Hedstrom Corporation,
    10.0%, 6-1-2007 ............................       1,000           950,000
    Total ......................................                     1,896,250

Miscellaneous Retail - 2.25%
  Big 5 Corp.,
    10.875%, 11-15-2007 ........................       1,400         1,302,000
  Eye Care Centers of America, Inc.,
    9.125%, 5-1-2008 (A) .......................       1,000           840,000
  Finlay Fine Jewelry Corporation,
    8.375%, 5-1-2008 ...........................       1,000           920,000
  MTS INCORPORATED,
    9.375%, 5-1-2005 (A) .......................       1,750         1,557,500
  Michaels Stores, Inc.,
    10.875%, 6-15-2006 .........................       3,500         3,815,000
  TravelCenters of America, Inc.,
    10.25%, 4-1-2007 ...........................       1,000           980,000
    Total ......................................                     9,414,500


                   See Notes to Schedule of Investments on page .

                                       86

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value

CORPORATE DEBT SECURITIES (Continued)
Motion Pictures - 1.78%
  AMC Entertainment, Inc.,
    9.5%, 3-15-2009 ............................     $ 3,000      $  2,805,000
  Hollywood Theaters, Inc.,
    10.625%, 8-1-2007 ..........................       2,865         2,607,150
  Regal Cinemas, Inc.,
    9.5%, 6-1-2008 (A) .........................       2,000         2,020,000
    Total ......................................                     7,432,150

Oil and Gas Extraction - 0.36%
  Cross Timbers Oil,
    8.75%, 11-1-2009 ...........................         500           450,000
  Flores & Rucks, Inc.,
    9.75%, 10-1-2006 ...........................       1,000         1,042,500
    Total ......................................                     1,492,500

Paper and Allied Products - 3.27%
  Container Corporation of America,
    10.75%, 5-1-2002 ...........................       2,000         2,040,000
  Fonda Group, Inc. (The),
    9.5%, 3-1-2007 .............................       2,000         1,800,000
  Fort Howard Corporation,
    11.0%, 1-2-2002 ............................       3,778         3,825,110
  Four M Corporation,
    12.0%, 6-1-2006 ............................         500           492,500
  Mail-Well Corporation,
    10.5%, 2-15-2004 ...........................       1,000         1,035,000
  Outsourcing Services Group, Inc.,
    10.875%, 3-1-2006 (A) ......................       1,500         1,430,625
  Radnor Holdings Corporation,
    10.0%, 12-1-2003 ...........................       1,000           995,000
  Republic Group Incorporated,
    9.5%, 7-15-2008 (A) ........................       1,000           965,000
  SF Holdings Group, Inc.,
    0.0%, 3-15-2008 (B) ........................       2,500         1,112,500
    Total ......................................                    13,695,735

Personal Services - 0.24%
  Prime Succession Acquisition Corp.,
    10.75%, 8-15-2004 ..........................       1,000           992,500

Petroleum and Coal Products - 0.24%
  Building Materials Corporation of America,
    0.0%, 7-1-2004 (B) .........................       1,000           990,000


                   See Notes to Schedule of Investments on page .

                                       87

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Primary Metal Industries - 1.65%
  Commonwealth Aluminum Corporation,
    10.75%, 10-1-2006 ..........................     $ 2,000      $  1,920,000
  Weirton Steel Corporation:
    11.375%, 7-1-2004 ..........................       2,500         2,250,000
    10.75%, 6-1-2005 ...........................       1,000           875,000
  Wheeling-Pittsburgh Corporation,
    9.25%, 11-15-2007 ..........................       2,000         1,860,000
    Total ......................................                     6,905,000

Printing and Publishing - 2.43%
  American Media Operations, Inc.,
    11.625%, 11-15-2004 ........................       3,000         3,105,000
  K-III Communications Corporation,
    8.5%, 2-1-2006 .............................       1,000         1,010,000
  Perry-Judd's Incorporated,
    10.625%, 12-15-2007 ........................       4,000         4,000,000
  TransWestern Publishing Company LLC,
    9.625%, 11-15-2007 .........................       2,000         2,055,000
    Total ......................................                    10,170,000

Railroad Transportation - 0.11%
  TFM, S.A. de C.V.,
    0.0%, 6-15-2009 (B) ........................       1,000           480,000

Real Estate - 0.33%
  Delco Remy International, Inc.,
    8.625%, 12-15-2007 .........................       1,400         1,386,000

Rubber and Miscellaneous Plastics Products - 2.18%
  Furon Company,
    8.125%, 3-1-2008 ...........................       1,000           980,000
  Graham Packaging Company and
    GPC Capital Corp. I,
    8.75%, 1-15-2008 ...........................       3,000         2,857,500
  Heafner (J.H.) Company, Inc. (The),
    10.0%, 5-15-2008 (A) .......................       1,400         1,316,000
  Home Products International, Inc.,
    9.625%, 5-15-2008 ..........................       2,500         2,212,500
  LDM Technologies, Inc.,
    10.75%, 1-15-2007 ..........................       2,000         1,740,000
    Total ......................................                     9,106,000


                   See Notes to Schedule of Investments on page .

                                       88

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Social Services - 0.29%
  La Petite Academy, Inc. and LPA
    Holding Corp.,
    10.0%, 5-15-2008 ...........................     $ 1,250      $  1,215,625

Stone, Clay and Glass Products - 0.53%
  SIMCALA, Inc.,
    9.625%, 4-15-2006 ..........................       2,750         2,200,000

Textile Mill Products - 2.80%
  Avondale Mills, Inc.,
    10.25%, 5-1-2006 ...........................       1,000         1,031,250
  Collins & Aikman Products Co.,
    11.5%, 4-15-2006 ...........................       4,500         4,725,000
  Galey & Lord, Inc.,
    9.125%, 3-1-2008 ...........................       2,750         2,365,000
  Glenoit Corporation,
    11.0%, 4-15-2007 ...........................       1,000           990,000
  Globe Manufacturing Corp.,
    10.0%, 8-1-2008 (A) ........................       2,750         2,585,000
    Total ......................................                    11,696,250

Transportation Equipment - 1.46%
  Federal-Mogul Corporation:
    7.75%, 7-1-2006 ............................       2,000         2,038,020
    7.875%, 7-1-2010 ...........................       2,500         2,568,025
  Westinghouse Air Brake Company,
    9.375%, 6-15-2005 ..........................       1,500         1,515,000
    Total ......................................                     6,121,045

Trucking and Warehousing - 0.72%
  Iron Mountain Incorporated,
    10.125%, 10-1-2006 .........................       1,000         1,050,000
  Pierce Leahy Corp.,
    9.125%, 7-15-2007 ..........................       2,000         1,980,000
    Total ......................................                     3,030,000

Wholesale Trade - Durable Goods - 1.07%
  Alvey Systems, Inc.,
    11.375%, 1-31-2003 .........................       1,000         1,037,500
  Exide Corporation,
    10.0%, 4-15-2005 ...........................       1,010           954,450
  Sealy Mattress Company:
    0.0%, 12-15-2007 (B) .......................       2,000         1,260,000
    9.875%, 12-15-2007 .........................       1,250         1,225,000
    Total ......................................                     4,476,950


                   See Notes to Schedule of Investments on page .

                                       89

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
CORPORATE DEBT SECURITIES (Continued)
Wholesale Trade - Nondurable Goods - 1.41%
  Core-Mark International, Inc.,
    11.375%, 9-15-2003 .........................     $ 1,500      $  1,503,750
  NBC Acquisition Corp.,
    0.0%, 2-15-2009 (B) ........................       3,000         1,560,000
  Nebraska Book Company, Inc.,
    8.75%, 2-15-2008 ...........................       1,750         1,577,188
  U.S. Office Products Company,
    9.75%, 6-15-2008 (A) .......................       1,500         1,252,500
    Total ......................................                     5,893,438

TOTAL CORPORATE DEBT SECURITIES - 80.13%                          $335,244,456
  (Cost: $346,710,607)

SHORT-TERM SECURITIES
Communication - 0.24%
  Dominion Resources, Inc.,
    5.67%, 10-20-98 ............................       1,000           997,007

Electric, Gas and Sanitary Services - 3.82%
  Commonwealth Edison Co.,
    5.67%, 10-28-98 ............................       5,000         4,978,738
  Florida Power Corp.,
    5.38%, 10-7-98 .............................      11,000        10,990,137
    Total ......................................                    15,968,875

Fabricated Metal Products - 0.43%
  Danaher Corporation,
    5.3438%, Master Note .......................       1,804         1,804,000

Food and Kindred Products - 0.13%
  General Mills, Inc.,
    5.1988%, Master Note .......................         560           560,000

Food Stores - 3.89%
  Kroger Co. (The),
    6.15%, 10-1-98 .............................       7,200         7,200,000
  Safeway Inc.:
    5.77%, 10-6-98 .............................       3,360         3,357,307
    5.68%, 10-9-98 .............................       5,725         5,717,774
    Total ......................................                    16,275,081

Transportation Equipment - 2.59%
  Echlin Inc.:
    5.7%, 10-15-98 .............................       1,040         1,037,695
    5.7%, 10-26-98 .............................       9,830         9,791,089
    Total ......................................                    10,828,784

                   See Notes to Schedule of Investments on page .

                                       90

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                   Principal
                                                   Amount in
                                                   Thousands             Value
SHORT-TERM SECURITIES (Continued)
Wholesale Trade - Nondurable Goods - 0.92%
  Enron Corp.,
    5.67%, 10-15-98 ............................     $ 3,850      $  3,841,511

TOTAL SHORT-TERM SECURITIES - 12.02%                              $ 50,275,258
  (Cost: $50,275,258)

TOTAL INVESTMENT SECURITIES - 98.46%                              $411,910,611
  (Cost: $422,862,680)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.54%                    6,434,867

NET ASSETS - 100.00%                                              $418,345,478


                   See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998


Notes to Schedule of Investments
     *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the value of these securities amounted to $42,712,652 or 10.21% of net assets.
(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(C) Each Unit of OnePoint Communications Corp. consists of $1,000 principal amount of 14.5% senior notes due 2008 and one warrant to purchase 0.635 shares of common stock, $0.01 par value of the company.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
  Investment securities -- at value (Notes 1 and 3) ...........       $411,911
  Receivables:
    Interest and dividends ....................................          7,593
    Fund shares sold ..........................................            493
  Prepaid insurance premium ...................................             15
                                                                      --------
      Total assets ............................................        420,012
                                                                      --------
Liabilities
  Payable to Fund shareholders ................................          1,070
  Dividends payable ...........................................            440
  Accrued service fee (Note 2) ................................             81
  Accrued transfer agency and dividend
    disbursing (Note 2)........................................             56
  Accrued management fee (Note 2) .............................              6
  Accrued accounting services fee (Note 2) ....................              5
  Accrued distribution fee (Note 2) ...........................              1
  Due to custodian ............................................              1
  Other  ......................................................              7
                                                                      --------
      Total liabilities .......................................          1,667
                                                                      --------
        Total net assets ......................................       $418,345
                                                                      ========
Net Assets
  $1.00 par value capital stock
    Capital stock .............................................       $101,484
    Additional paid-in capital ................................        364,293
  Accumulated undistributed loss:
    Accumulated undistributed net realized
      loss on investment transactions .........................        (36,480)
    Net unrealized depreciation in value of
      investments .............................................        (10,952)
                                                                      --------
      Net assets applicable to outstanding
        units of capital ......................................       $418,345
                                                                      ========
Net asset value per share (net assets divided
  by shares outstanding)
  Class A .....................................................          $4.12
  Class Y .....................................................          $4.12
Capital shares outstanding
  Class A .....................................................        100,861
  Class Y .....................................................            623
Capital shares authorized .....................................        400,000


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
  Income (Note 1B):

    Interest and amortization .................................        $37,799
    Dividends .................................................          1,245
                                                                       -------
      Total income ............................................         39,044
                                                                       -------
  Expenses (Note 2):
    Investment management fee .................................          2,303
    Service fee - Class A .....................................            901
    Transfer agency and dividend disbursing - Class A..........            614
    Accounting services fee ...................................             60
    Custodian fees ............................................             21
    Audit fees ................................................             17
    Distribution fee - Class A ................................              6
    Legal fees ................................................              5
    Shareholder servicing - Class Y............................              3
    Other .....................................................            143
                                                                       -------
      Total expenses ..........................................          4,073
                                                                       -------
        Net investment income .................................         34,971
                                                                       -------

Realized and Unrealized Gain (Loss) on
  Investments (Notes 1 and 3)
  Realized net gain on investments ............................          4,820
  Unrealized depreciation in value of investments
    during the period .........................................        (34,757)
                                                                       -------
    Net loss on investments ...................................        (29,937)
                                                                       -------
      Net increase in net assets resulting
        from operations .......................................        $ 5,034
                                                                       =======


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                     For the fiscal year ended
                                                          September 30,
                                                     -------------------------
                                                        1998           1997
                                                    ------------   ------------
Increase in Net Assets
  Operations:
    Net investment income ......................       $ 34,971        $32,626
    Realized net gain on
      investments  .............................          4,820          8,525
    Unrealized appreciation
      (depreciation) ...........................        (34,757)        17,456
                                                       --------       --------
      Net increase in net assets
        resulting from operations ..............          5,034         58,607
                                                       --------       --------
  Dividends to shareholders from
    net investment income (Note 1D):*
    Class A ....................................        (34,790)       (32,497)
    Class Y ....................................           (181)          (129)
                                                       --------       --------
                                                        (34,971)       (32,626)
                                                       --------       --------
  Capital share transactions:
    Proceeds from sale of shares:
      Class A (17,927,324 and 8,682,161
        shares, respectively) ..................         77,845         36,917
      Class Y (279,221 and 14,256
        shares, respectively) ..................          1,264             60
    Proceeds from reinvestment of
      dividends:
      Class A (7,125,552 and 6,869,010
        shares, respectively) ..................         31,452         29,167
      Class Y (40,487 and 29,866
        shares, respectively) ..................            178            127
    Payments for shares redeemed:
      Class A (16,161,757 and 12,527,249
        shares, respectively) ..................        (70,753)       (53,077)
      Class Y (58,442 and 81,123
        shares, respectively) ..................           (261)          (337)
                                                       --------       --------
        Net increase in net assets
         resulting from capital
         share transactions ....................         39,725         12,857
                                                       --------       --------
         Total increase ........................          9,788         38,838
Net Assets
  Beginning of period ..........................        408,557        369,719
                                                       --------       --------
  End of period ................................       $418,345       $408,557
                                                       ========       ========
    Undistributed net investment
      income ...................................           $---           $---
                                                           ====           ====

                    *See "Financial Highlights" on pages - .
                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                               For the fiscal year ended
                                                     September 30,
                                       ------------------------------------
                                      1998     1997     1996     1995     1994
                                     ------   ------   ------   ------   ------
Net asset value,
  beginning of
  period................             $4.42    $4.14    $4.03    $3.96    $4.21
                                     -----    -----    -----    -----    -----
Income from investment
  operations:
  Net investment
    income .............              0.37     0.36     0.35     0.35     0.35
  Net realized and
    unrealized gain
    (loss) on
    investments ........             (0.30)    0.28     0.11     0.07    (0.25)
                                     -----    -----    -----    -----    -----
Total from investment
  operations ...........              0.07     0.64     0.46     0.42     0.10
                                     -----    -----    -----    -----    -----
Less dividends declared
  from net investment
  income................             (0.37)   (0.36)   (0.35)   (0.35)   (0.35)
                                     -----    -----    -----    -----    -----
Net asset value,
  end of period ........             $4.12    $4.42    $4.14    $4.03    $3.96
                                     =====    =====    =====    =====    =====
Total return* ..........              1.22%   16.20%   11.90%   11.25%    2.31%
Net assets, end of
  period (in
  millions) ............              $416     $407     $368     $368     $363
Ratio of expenses to
  average net assets....              0.96%    0.93%    0.95%    0.89%    0.88%
Ratio of net investment
  income to average
  net assets ...........              8.26%    8.54%    8.60%    8.93%    8.41%
Portfolio turnover
  rate .................             58.85%   64.38%   55.64%   26.82%   47.05%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                              For the
                                For the fiscal year            period
                                ended September 30,         from 2/27/96*
                               --------------------           through
                             1998              1997           9/30/96
                            ------            ------          --------
Net asset value,
  beginning of period       $4.42             $4.14             $4.15
                            -----             -----             -----
Income from investment
  operations:
  Net investment
    income .............     0.37              0.37              0.21
  Net realized and
    unrealized gain (loss)
    on investments......    (0.30)             0.28             (0.01)
                            -----             -----             -----
Total from investment
  operations............     0.07              0.65              0.20
                            -----             -----             -----
Less dividends declared
  from net investment
  income................    (0.37)            (0.37)            (0.21)
                            -----             -----             -----
Net asset value,
  end of period.........    $4.12             $4.42             $4.14
                            =====             =====             =====
Total return ...........     1.38%            16.38%             5.00%
Net assets, end of
  period (in
  millions) ............       $2                $2                $2
Ratio of expenses
  to average net
  assets................     0.79%             0.77%             0.77%**
Ratio of net
  investment income
  to average net
  assets................     8.43%             8.69%             8.83%**
Portfolio
  turnover rate.........    58.85%            64.38%            55.64%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

      United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
      Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

      The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

      Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

      The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                    Average
                 Net Asset Level                   Annual Fee
            (all dollars in millions)          Rate for Each Level
            -------------------------          -------------------
               From $    0 to $   10               $      0
               From $   10 to $   25               $ 10,000
               From $   25 to $   50               $ 20,000
               From $   50 to $  100               $ 30,000
               From $  100 to $  200               $ 40,000
               From $  200 to $  350               $ 50,000
               From $  350 to $  550               $ 60,000
               From $  550 to $  750               $ 70,000
               From $  750 to $1,000               $ 85,000
                    $1,000 and Over                $100,000

      For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

      As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,812,811, out of which W&R paid sales commissions of $1,044,174 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

      Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

      The Fund paid Directors' fees of $14,940, which are included in other expenses.

      W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

      Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $225,571,400 while proceeds from maturities and sales aggregated $235,831,991. Purchases of short-term securities and U. S. Government securities aggregated $403,613,973 and $8,906,015, respectively, while proceeds from maturities and sales aggregated $369,594,784 and $9,040,000, respectively.

      For Federal income tax purposes, cost of investments owned at September 30, 1998 was $422,862,680, resulting in net unrealized depreciation of $10,952,069, of which $9,361,716 related to appreciated securities and $20,313,785 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

      For Federal income tax purposes, the Fund realized capital gain net income of $5,280,197 during its fiscal year ended September 30, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers aggregated $36,204,273 at September 30, 1998, and are available to offset future realized capital gain net income for Federal income tax purposes through the following fiscal year-ends: $19,801,215 through September 30, 1999; $8,229,670 through September 30, 2000; $390,078 through September 30,
2003 and $7,783,310 through September 30, 2004.

NOTE 5 -- Multiclass Operations

      On January 12, 1996, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

      Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United High Income Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United High Income Fund II, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United High Income Fund II, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION


22.  Financial Statements
     --------------------

     (a)  Financial Statements -- United High Income Fund II, Inc.

          Included in Part B:
          -------------------

          As of September 30, 1998
               Statements of Assets and Liabilities

          For the year ended September 30, 1998
               Statements of Operations

          For the two years ended September 30, 1998
               Statement of Changes in Net Assets

          Schedule I -- Investment Securities as of September 30, 1998

          Report of Independent Accountants

23.  Exhibits:
     ---------


     (a)  Articles of Incorporation, filed November 13, 1995 as
          EX-99.B1-h2charter to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*


          Articles Supplementary, filed November 13, 1995 as EX-99.B1-h2artsup to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (b) By-Laws, as amended, filed December 27, 1996 as EX-99.B2-h2bylaw to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

     (c)  Not applicable

     (d) Investment Management Agreement filed November 13, 1995 as EX-99.B5-h2ima to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Assignment of the Investment Management Agreement filed November 13, 1995 as EX-99.B5-h2assign to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (e) Underwriting Agreement filed November 13, 1995 as EX-99.B6-h2ua to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (f)  Not applicable

     (g)  Custodian Agreement, as amended, attached hereto as EX-99.B8-h2ca

     (h)  Shareholder Servicing Agreement attached hereto as EX-99.B9-h2ssa

          Accounting Services Agreement filed November 13, 1995 as EX-99.B9-h2asa to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Service Agreement filed by electronic format on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

          Amendment to Service Agreement filed November 13, 1995 as EX-99.B9-h2saa to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Fund Class A Application, as amended, filed May 30, 1997 as EX-99.B9-h2appca to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*

          Fund Class Y Application filed November 13, 1995 as EX-99.B9-h2appcy to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Fund NAV Application filed November 13, 1995 as EX-99.B9-h2navapp to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Class Y letter of understanding filed December 27, 1996 as EX-99.B9-h2lou to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

     (i)  Not applicable

     (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B11-h2consnt

     (k)  Not applicable

     (l) Agreement with initial shareholder, Waddell & Reed, Inc., (refiling by EDGAR) filed November 13, 1995 as EX-99.B13-h2inital to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

     (m) Service Plan for Class A Shares filed November 13, 1995 as EX-99.B15-h2spca to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class A shares filed December 29, 1997 as EX-99.B15-h2dsp to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

     (n)  Financial Data Schedule attached hereto as EX-27.B17-h2fds

     (o) Multiple Class Plan filed November 13, 1995 as EX-99.B18-h2mcp to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

24.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

25.  Indemnification
     ---------------

     Reference is made to Section 7 of ARTICLE Seventh of the Articles of Incorporation of Registrant attached hereto as EX-99.B1-h2charter and to
     Article IV of the Underwriting Agreement filed November 13, 1995 as Ex-99.B6-h2ua to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

26.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.


     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter. It is the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United Asset Strategy Fund, Inc.
          Advantage I
          Advantage II
          Advantage Plus
          Waddell & Reed Funds, Inc.

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.  Management Services
     -------------------


     There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Item 23.


30.  Undertakings
     ------------


     Not applicable



---------------------------------
*Incorporated herein by reference

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 1st day of December, 1998.


                        UNITED HIGH INCOME FUND II, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            -------------------------
                          Robert L. Hechler, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

         Signatures               Title
         ----------               -----

/s/Keith A. Tucker*               Chairman of the Board        December 1, 1998
----------------------                                         ----------------
Keith A. Tucker


/s/Robert L. Hechler*             President, Principal         December 1, 1998
----------------------            Financial Officer and        ----------------
Robert L. Hechler                 Director


/s/Henry J. Herrmann*             Vice President and           December 1, 1998
----------------------            Director                     ----------------
Henry J. Herrmann


/s/Theodore W. Howard*            Vice President, Treasurer    December 1, 1998
----------------------            and Principal Accounting     ----------------
Theodore W. Howard                Officer


/s/James M. Concannon*            Director                     December 1, 1998
------------------                                             ----------------
James M. Concannon


/s/John A. Dillingham*            Director                     December 1, 1998
------------------                                             ----------------
John A. Dillingham

/s/David P. Gardner*              Director                     December 1, 1998
------------------                                             ----------------
David P. Gardner


/s/Linda K. Graves*               Director                     December 1, 1998
------------------                                             ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*            Director                     December 1, 1998
------------------                                             ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*                 Director                     December 1, 1998
-------------------                                            ----------------
John F. Hayes


/s/Glendon E. Johnson             Director                     December 1, 1998
-------------------                                            ----------------
Glendon E. Johnson


/s/William T. Morgan*             Director                     December 1, 1998
-------------------                                            ----------------
William T. Morgan


/s/Ronald C. Reimer*              Director                     December 1, 1998
------------------                                             ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*            Director                     December 1, 1998
------------------                                             ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*            Director                     December 1, 1998
-------------------                                            ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*           Director                     December 1, 1998
-------------------                                            ----------------
Frederick Vogel III


*By
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
   David R. Burford
   Assistant Secretary

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  November 18, 1998                            /s/Robert L. Hechler
                                                    ----------------------------
                                                    Robert L. Hechler, President


/s/Keith A. Tucker              Chairman of the Board        November 18, 1998
-------------------                                          -----------------
Keith A. Tucker


/s/Robert L. Hechler            President, Principal         November 18, 1998
--------------------            Financial Officer and        -----------------
Robert L. Hechler               Director


/s/Henry J. Herrmann            Vice President and           November 18, 1998
--------------------            Director                     -----------------
Henry J. Herrmann


/s/Theodore W. Howard           Vice President, Treasurer    November 18, 1998
--------------------            and Principal Accounting     -----------------
Theodore W. Howard              Officer

/s/James M. Concannon           Director                     November 18, 1998
--------------------                                         -----------------
James M. Concannon


/s/John A. Dillingham           Director                     November 18, 1998
--------------------                                         -----------------
John A. Dillingham


/s/David P. Gardner             Director                     November 18, 1998
-------------------                                          -----------------
David P. Gardner


/s/Linda K. Graves              Director                     November 18, 1998
--------------------                                         ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.           Director                     November 18, 1998
--------------------                                         -----------------
Joseph Harroz, Jr.


/s/John F. Hayes                Director                     November 18, 1998
--------------------                                         -----------------
John F. Hayes


/s/Glendon E. Johnson           Director                     November 18, 1998
--------------------                                         -----------------
Glendon E. Johnson


/s/William T. Morgan            Director                     November 18, 1998
--------------------                                         -----------------
William T. Morgan


/s/Ronald C. Reimer             Director                     November 18, 1998
--------------------                                         -----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.           Director                     November 18, 1998
--------------------                                         -----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz          Director                     November 18, 1998
--------------------                                         -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III          Director                     November 18, 1998
--------------------                                         -----------------
Frederick Vogel III


Attest:

/s/Kristen A. Richards
--------------------------
Kristen A. Richards
Assistant Secretary